EXHIBIT 10.1.2


                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER dated as of February 1, 2001 (the "Amendment Agreement"), by and among PALADYNE CORP., a Delaware
           -------------------
corporation ("Parent"), E-COM ACQUISITION CORP., a North Carolina corporation
              ------
("Acquisition Sub"), and E-COMMERCE SUPPORT CENTERS, INC., a North Carolina
  ---------------
corporation (the "Company"). Capitalized terms used herein have the respective
                  -------
meanings ascribed to such terms in the Agreement.

                                 R E C I T A L S
                                 ---------------

     Parent, Acquisition Sub, and the Company have agreed via Agreement and Plan of Merger dated as of December 21, 2000 (the "Merger Agreement") that
                                              ----------------
Acquisition Sub, a wholly-owned subsidiary of Parent, will be merged with and into the Company, with the Company being the surviving corporation (the "Merger").
 ------

     The parties wish to modify and amend the Merger Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties, intending to be legally bound, agree as follows:

     1. The last sentence of Section 5.11(i) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

          Parent has never distributed the DatagrationTM Software except on an evaluation basis, where access to the Software was either (i) subject to a mechanism that prevented access after a thirty (30) day trial period, or
     (ii) otherwise within the control of Parent.

     2. Article VI of the Merger Agreement, "Covenants and Agreements Prior to and Subsequent to Closing," is hereby amended to add a new Section 6.17, as follows:

          6.17 RESOLUTION OF ISSUES WITH PARENT'S DATAGRATION (TM) SOFTWARE.
               ------------------------------------------------------------
     Parent shall use its best efforts to resolve those issues identified as "in progress," or which were otherwise noted as being necessary or desirable to resolve in order for the Company to attempt to complete its short-term and long-term business strategies, as described in the documents entitled, "Updated Status of Datagration Issues/Exceptions (based on meeting held among ecom, Paladyne, and Arthur Andersen on December 20, 2000)," and "Proposed Business Strategy for the Combined Entity of ecom and Palaydne (based on meeting held among ecom, Paladyne, and Arthur Andersen on December 20, 2000)," which are annexed as Exhibit R and Exhibit S,
                                               ---------     ---------
     respectively, to this Amendment Agreement.

     3. Section 3.2 of Article III of the Merger Agreement, "Aggregate Merger Consideration, Adjustments," is hereby amended and restated to read as follows:

          3.2  ESCROWED SHARES. In order to secure a portion of the
               ---------------
     indemnification obligations of the Company, the Principal Stockholder and Clifford A. Clark (the "Executive") as set forth in Article IX hereof, a
                                                         ----------
     portion of the Aggregate Merger Consideration to be issued to the Principal Stockholder equal to twenty-five percent (25%) of the Aggregate Merger Consideration to be issued to all the Stockholders of the Company, and one hundred per cent (100%) of the Series B Preferred Stock to be issued to the Executive, in this transaction will be placed into escrow at the Closing (the "Escrowed Shares"). The Escrowed Shares will be released from escrow
           ---------------
     in accordance with the terms of an escrow agreement (the "Indemnification
                                                               ---------------
     Escrow Agreement"), in the form annexed to this Amendment Agreement as
     ----------------
     Exhibit D-1.
     -----------

     4. Article IX of the Merger Agreement, "Indemnification," is hereby amended as follows:

          In Sections "9.2 Obligation of the Principal Stockholder to Indemnify" and "9.4 Notice and Opportunity to Defend Third-Party Claims" all references to the Principal Stockholder shall be deemed to include the Principal Stockholder and the Executive. In the event the Principal Stockholder and/or Executive have the right or obligation to make any decisions about indemnification, the Indemnitee and the escrow agent under the Indemnification Escrow Agreement shall be entitled to rely upon the decision of the Principal Stockholder as binding upon both the Principal Stockholder and the Executive.

     5.   Section 9.5(b) of Article IX of the Merger Agreement,
"Indemnification," is hereby amended and restated to read as follows:

          9.5  LIMITATION ON INDEMNIFICATION; PAYMENTS OF LOSSES(b) Any amounts
               -------------------------------------------------
     payable to an Indemnitee under this Article IX shall be payable solely in
                                         ----------
     shares of Parent Common Stock, based upon the midpoint between the closing bid and ask prices of such Parent Common Stock as reported on the OTC Bulletin Board(R) on the date that a final determination of a Loss has occurred; provided, however, that in no event shall (i) the Principal
               --------  -------
     Stockholder be required to cancel in payment more than twenty-five percent (25%) of the aggregate number of shares of Common Stock of the Parent underlying the securities that the Stockholders receive as part of the Aggregate Merger Consideration; (ii) the Executive be required to cancel in payment more than one hundred percent (100%) of the aggregate number of shares of Common Stock of Parent underlying the Series B Preferred Stock that the Executive shall be entitled to receive as part of the Aggregate Merger Consideration; or (iii) Parent be required to issue to the Principal Stockholder a number of shares of Common Stock of the Company that is greater than twenty-five percent (25%) of the aggregate number of shares of Common Stock underlying the securities issued to the Stockholders as part of the Aggregate Merger Consideration. Any payment pursuant to this Article
                                                                         -------
     IX shall be made not later than thirty (30) days after receipt by the
     --
     Indemnifying Party of written notice from the Indemnitee stating that a final determination of a Loss has occurred, the amount thereof and the indemnity payment requested. Notwithstanding the foregoing, the Indemnitors shall have the right to pay equal value in cash in lieu of shares of Common Stock in their sole discretion.

     6. Article VII of the Merger Agreement, "Conditions to Closing," is hereby amended as follows:

          Section 7.1 "Conditions to the Obligations of the Company, Parent and
                       --------------------------------------------------------
     Acquisition Sub."
     ---------------

               (a) "Affiliate Agreements" is waived with respect to the delivery of a Lock-Up Agreement by Joe Landis; and

               (e) "Schedules and Financial Statements" is waived with respect to the delivery of audited financial statements of the Company.

          Section 7.2 "Conditions to the Obligations of the Company."
                       --------------------------------------------

               (c) "Parent Consents" is waived with respect to the receipt by Parent of a consent to the Merger executed by The Huntington National Bank under Parent's credit facility; and

               (h) "Employment Agreements" is waived with respect to the delivery of an Employment Agreement for Joseph Landis.

          Section 7.3 "Conditions to the Obligations of Parent and Acquisition
                       -------------------------------------------------------
          Sub."
          ---

               (c) "Company Consents" is waived with respect to the receipt of consents to the assignment of the real property and equipment leases from Gibralter to the Company pursuant to the Gibralter Agreements; and

               (f) "Major Contracts" is waived with respect to the Company having customer contacts in place which will produce aggregate annual revenues of at least $10 million; and

               (i) "Employment Agreements" is waived with respect to the delivery of an Employment Agreement for Clifford A. Clark.

     7. Article V of the Merger Agreement, "Representations and Warranties of Parent and Acquisition Sub," is hereby amended as follows:

          a. The last sentence of Section 5.1 is hereby amended and restated to read as follows:

               Except as set forth on Amendment Exhibit A to this Amendment
                                      -------------------
          Agreement or in respect of the Contemplated Transactions, there are no options, warrants, calls, subscriptions or other rights, agreements or commitments of any kind (including preemptive rights) to which Parent is a party, relating to the issued or unissued capital stock or other securities of Parent.


          b. Section 5.3 is hereby supplemented to add the following sentence:

               Parent is required to obtain a consent to the Merger from The Huntington National Bank under its Business Loan Agreement, dated May 19, 2000.

          c. Section 5.8 is hereby supplemented to add the following sentence:

               Parent anticipates that the revenues to be received by it under its contract with US West (Qwest) during fiscal year 2001 and thereafter will be significantly less than the revenues it received under such contract during fiscal year 2000.

     8.   The following references are hereby revised as indicated:

          a.   Page 3, Section 1.2: The reference to filing a "Certificate of
               -------------------
     Merger" is hereby deleted and replaced with "Articles of Merger";

          b.   Page 13, Section 4.12: The reference to the "Gibralter Assets" is
               ---------------------
     hereby deleted and replaced with "Option Assets";

          c.   Page 13, Section 4.12, and Page 24, Section 5.11(j): The
               ---------------------      ------------------------
     references to "knowledge" are hereby deleted and replaced with "Knowledge";

          d.   Page 23, Section 5.10(a)(v), and Section 5.10(a)(ix), Page 28,
               ---------------------------      -------------------  -------
     Section 5.17, Page 48, definition of "Debt," and Page 50, definition of
     ------------  ----------------------------       ----------------------
     "Tax": The reference to "Parent's Business" is hereby deleted and replaced
     -----
     with "Parent's business";

          e.   Page 24, Section 5.11(i): The reference to "Software" in the next
               ------------------------
     to last line of the paragraph is hereby deleted and replaced with "software";

          f.   Page 33, Section 6.7: The reference to "Section 6.15" is hereby
               --------------------                    ------------
     deleted and replaced with "Section 6.16";

          g.   Page 33, Section 6.8(a), and Page 34, Section 6.8(b) and Section
               -----------------------      -----------------------------------
     6.9(a): The references to "Billy Willis" are hereby deleted and replaced
     ------
     with "William Willis," and the reference to "Mickey Clark" is hereby deleted and replaced with "Clifford A. Clark";

          h.   Page 36, Section 6.14(c): The reference to "Merger Consideration"
               ------------------------
     is hereby amended to read "Aggregate Merger Consideration";

          i.   Page 36, Section 6.16: Each of the individual Gibralter
               ---------------------
     Agreements referenced in subsections (ii) through (x) are defined therein, and as such, their titles should be, and hereby are underlined.

          j.   Page 37, Section 7.1(a): The reference to "Exhibit K" is hereby
               -----------------------                    ---------
     deleted and replaced with "Exhibit Q";

          k.   Page 38, Section 7.2(d): The word "Representations" is hereby
               -----------------------
     deleted and replaced with the word "Representatives";

          l.   Page 45, Section 9.5(c): The reference to "Section 6.15" is
               -----------------------                    ------------
     hereby deleted and replaced with "Section 6.16";
                                       ------------

          m.   Pages 51-52, Section 11.1(b): The entire Section is hereby
               ----------------------------
     deleted and replaced with Amendment Exhibit B to this Amendment Agreement.
                               -------------------

     9. The list of Exhibits attached to the Merger Agreement is hereby amended to add "Exhibit D-1 - Indemnification Escrow Agreement", "Exhibit R -
                -----------                                       ---------
Updated Status of Datagration Issues/Exceptions (based on meeting held among ecom, Paladyne, and Arthur Andersen on December 20, 2000)," and "Exhibit S -
                                                                 ---------
Proposed Business Strategy for the Combined Entity of ecom and Paladyne (based on meeting held among ecom, Paladyne, and Arthur Andersen on December 20,
2000)." The foregoing Exhibits are attached to this Amendment Agreement.

     10. Except as otherwise specifically set forth in this Amendment Agreement, the provisions of the Merger Agreement shall remain in full force and effect. This Amendment Agreement supersedes all prior agreements between the parties with respect to the matters addressed herein and constitutes the entire agreement between the parties on the subjects herein. The provisions of this Amendment Agreement may not be amended, deleted or modified in whole or in part without the express written consent of all parties to this Amendment Agreement, which will be executed with the same formality as this Amendment Agreement. This Amendment Agreement will be subject to and governed by the laws of the State of North Carolina, without respect to the principles of the choice of law or the conflicts of law. This Agreement will be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. This Amendment Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

              The remainder of this page intentionally left blank.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

                                        PARENT:

                                        PALADYNE CORP.


                                        By: /s/ John D. Foster
                                            -----------------------------------
                                            John D. Foster, Chairman


                                        ACQUISITION SUB:

                                        E-COM ACQUISITION CORP.


                                        By: /s/ John D. Foster
                                            -----------------------------------
                                            John D. Foster, Chairman


                                        THE COMPANY:

                                        E-COMMERCE SUPPORT CENTERS, INC.


                                        By: /s/ Terrence J. Leifheit
                                            -----------------------------------
                                            Terrence J. Leifheit, President

                               AMENDMENT EXHIBIT A
                               -------------------

                               AMENDMENT EXHIBIT B
                               -------------------

     (b) The following additional terms are defined in the following sections of this Agreement:

TERM                                              SECTION
----                                              -------

Acquisition Sub                                   Recital
Acquisition Sub Common Stock                      2.1(b)
Aggregate Merger Consideration                    3.1(a)
Antidilution Shares                               3.1(a)(iv)
Articles of Merger                                1.2
Asserted Liability                                9.4(a)
Assets Assignment                                 6.16(a)(v)
Basket Amount                                     9.5(a)
Claims                                            4.12
Claims Notice                                     9.4(a)
Closing                                           2.4
Closing Date                                      2.4
Code                                              Recital
Company                                           Recital
Company Balance Sheet                             4.5
Company Common Stock                              4.1(c)
Company Financial Statements                      4.5
Company Consents                                  4.3
Company Stock Certificates                        2.2(a)
Contemplated Transactions                         Recital
Controlled Group                                  4.14(a)
Default and Assignment Agreement                  6.16(a)(vi)
Dissenting Shares                                 2.3
Effective Time                                    1.2
Employee Benefit Plans                            4.14(a)
Escrow Agreement                                  6.16(a)(viii)
Escrowed Shares                                   3.2
Financing                                         6.7
First Amendment to Option Agreement               6.16(a)(ii)
Gibralter                                         Lead in to
                                                  Article IV
Gibralter Agreements                              6.16(a)
Governmental Bodies                               4.17
Indemnification Escrow Agreement                  3.2
Indemnifying Party                                9.4(a)
Indemnitee                                        9.4(a)
Insurance Policies                                4.16
Intellectual Property Rights                      4.11

TERM                                              SECTION
----                                              -------

Laws                                              4.17
Lock-Up Agreement                                 7.1(a)
Losses                                            9.2
Merger                                            Recital
NCBCA                                             1.1
New Securities                                    3.1(a)(iv)
North Carolina Secretary of State                 1.2
Option Agreement                                  6.16(a)(i)
Option Assets                                     4.9(b)
Orders                                            4.17
Parent Manager                                    1.1(c)
PBGC                                              4.14(c)(iv)
Permits                                           4.18
Principal Stockholder                             1.1(c)
Promissory Note A                                 6.16(a)(iii)
Promissory Note B                                 6.16(a)(iv)
Parent                                            Recital
Parent Capital Stock                              5.1(c)
Parent Common Stock                               5.1(c)
Parent Consents                                   5.3
Parent Financial Statements                       5.5(a)
Parent Performance Warrants                       3.1(a)(iii)
Parent Stockholder Approvals                      6.9(b)
Parent Stockholders Meeting                       6.9(a)
Parent Stock Warrants                             3.1(a)(ii)
Registration Rights Agreement                     3.3
Representatives                                   6.2(a)
SEC                                               5.5(b)
Secondary Operating Agreement                     6.16(a)(vii)
Security Agreement                                6.16(a)(ix)
Series A Preferred Stock                          5.1(c)
Series B Preferred Stock                          3.1(a)(i)
Special Representations                           9.1
Stockholder                                       Recital
Stockholder Consideration                         2.2(a)
Substitute Securities                             3.1(a)(iv)
Surviving Corporation                             1.1
Tax Audit                                         4.13(a)(vi)
Tax Deficiency                                    4.13(a)(iv)
Third-Party Components                            5.11(j)
Unconditional Guaranty Agreement                  6.16(a)(x)

                                   EXHIBIT D-1
                                   -----------

                                    EXHIBIT R
                                    ---------

                                    EXHIBIT S
                                    ---------